DURABLE POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)
AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director, Executive Vice President and Chief Investment Officer of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ JOHN E. DUGENSKE
-------------------------------------
John E. Dugenske
Director, Executive Vice President
and Chief Investment Officer

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)
AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and President of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ MARY JANE FORTIN
-------------------------------------
Mary Jane Fortin
Director and President

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)
AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director, Vice President and Chief Financial Officer of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ MARRIO IMBARRATO
-------------------------------------
Mario Imbarrato
Director, Vice President
and Chief Financial Officer

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)
AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ KATHERINE A. MABE
-------------------------------------
Katherine A. Mabe
Director

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)
AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director, Senior Vice President and Chief Risk Officer of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ HARRY R. MILLER
-------------------------------------
Harry R. Miller
Director, Senior Vice President
and Chief Risk Officer

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)
AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director, Senior Group Vice President and Controller of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ SAMUEL H. PILCH
-------------------------------------
Samuel H. Pilch
Director, Senior Group Vice President
and Controller

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)
AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and Senior Vice President of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ JOHN P. RUGEL
-------------------------------------
John P. Rugel
Director and Senior Vice President

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)
AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ STEVEN E. SHEBIK
-------------------------------------
Steven E. Shebik
Director

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)
AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ STEVEN P. SORENSON
-------------------------------------
Steven P. Sorenson
Director

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)
AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ THOMAS M. TROY
-------------------------------------
Thomas M. Troy
Director

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)
AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and Chairman of the Board of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ THOMAS J. WILSON
-------------------------------------
Thomas J. Wilson
Director and Chairman of the Board

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)
AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and Chief Executive Officer of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ MATTHEW E. WINTER
-------------------------------------
Matthew E. Winter
Director and Chief Executive Officer